EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Manufacturers’ Services Limited (the “Company”) for the period ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert C. Bradshaw, Chief Executive Officer of the Company, and Albert A. Notini, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; an

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Bradshaw
Dated: October 31, 2003	Robert C. Bradshaw
Chief Executive Officer

/s/ Albert A. Notini
Dated: October 31, 2003	Albert A. Notini
Chief Financial Officer